UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 18, 2020

American Finance Trust, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-38597	90-0929989
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

650 Fifth Avenue, 30th Floor New York, New York 10019
(Address, including zip code, of Principal Executive Offices) Registrant’s telephone number, including area code: (212) 415-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Class A Common Stock, $0.01 par value per share	AFIN	The Nasdaq Global Select Market
7.50% Series A Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value per share	AFINP	The Nasdaq Global Select Market
7.375% Series C Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value per share	AFINO	The Nasdaq Global Select Market
Preferred Stock Purchase Rights		The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

Press Release

On December 21, 2020, American Finance Trust, Inc. (the “Company”) issued a press release, a copy of which is attached hereto as Exhibit 99.1. The information set forth in Item 7.01 of this Current Report on Form 8-K and in the attached Exhibit 99.1 is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information set forth in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing.

Item 8.01. Other Events.

Series C Preferred Stock Offering Closing

On December 18, 2020, the Company closed its previously announced public offering of its 7.375% Series C Cumulative Redeemable Perpetual Preferred Stock, par value $0.01 per share. 3,535,700 shares were issued at the closing, including 335,700 shares from the underwriters’ exercise of their overallotment option to purchase up to an additional 480,000 shares. The net proceeds from the offering, after deducting the underwriting discount but not other estimated offering expenses payable by the Company, were approximately $85.6 million. The Company intends to use the net proceeds from the offering for general corporate purposes, which may include purchases of additional properties.

Forward-Looking Statements

The statements in this Current Report on Form 8-K that are not historical facts may be forward-looking statements. These forward-looking statements involve risks and uncertainties that could cause the outcome to be materially different. In addition, words such as “may,” “will,” “seeks,” “anticipates,” “believes,” “estimates,” “expects,” “plans,” “intends,” “should” or similar expressions indicate a forward-looking statement, although not all forward-looking statements include these words. These forward-looking statements are subject to risks, uncertainties and other factors, many of which are outside of the Company’s control, which could cause actual results to differ materially from the results contemplated by the forward-looking statements. These risks and uncertainties include the potential adverse effects of the ongoing global COVID-19 pandemic, including actions taken to contain or treat COVID-19, on the Company, the Company’s tenants and the global economy and financial markets and that the information about rent collections may not be indicative of any future period, as well as those set forth in the Risk Factors section of the Company’s most recent Annual Report on Form 10-K for the year ended December 31, 2019 filed on February 27, 2020, the Company’s most recent Quarterly Reports on Form 10-Q for the quarters ended March 31, 2020, June 30, 2020, and September 30, 2020, filed on May 7, 2020, August 6, 2020, and November 5, 2020, respectively, and all other filings filed with the Securities and Exchange Commission after that date. Further, forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, unless required by law.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No	Description
99.1	Press Release dated December 21, 2020
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICAN FINANCE TRUST, INC.

Date: December 21, 2020	By:	/s/ Edward M. Weil, Jr.
Edward M. Weil, Jr.
Chief Executive Officer and President